EXHIBIT 32.1

                            Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 Of The Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Prime Group Realty Trust (the "Company") on form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen
J. Nardi, Chairman of the Board of the Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.



/s/ Jeffrey A. Patterson
------------------------




Jeffrey A. Patterson
President and Chief Executive Officer
August 6, 2004